UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2014 (September 8, 2014)

American Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10784 (Commission File Number)	65-0203383 (IRS Employer Identification No.)

1000 American Media Way, Boca Raton, Florida	33464
(Address of principal executive offices)	(Zip Code)

(561) 997-7733
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 8, 2014, American Media, Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with AMI Parent Holdings LLC (“Parent”), Chatham Asset Management LLC (on behalf of itself, Chatham Asset High Yield Master Fund, Ltd. and Chatham Eureka Fund, L.P.) (collectively, “Chatham”) and Omega Charitable Partnership, L.P. (“Omega” and, together with Chatham, the “Noteholders”), pursuant to which the Noteholders exchanged approximately $7.8 million of the Company’s 13 ½% Second Lien Senior Secured Notes due 2018 (the “Second Lien Notes”) and approximately $113.3 million of the Company’s 10% Second Lien Senior Secured PIK Notes due 2018 (the “Second Lien PIK Notes”) for equity interests in the Parent. The Noteholders are also holders of the Company’s 11 ½% First Lien Senior Secured Notes due 2017. The Company is a wholly-owned subsidiary of Parent.

The references in this Item 1.01 to the Exchange Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copy of the Exchange Agreement, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated by reference herein to this Item 1.02.

On September 10, 2014, upon the cancellation of all outstanding Second Lien PIK Notes, the collateral agreement securing the Second Lien PIK Notes (the "Collateral Agreement") was terminated and the obligations of the Company under the indenture governing the Second Lien PIK Notes, dated October 2, 2013 (as such agreement may be amended, restated or supplemented from time to time, the “Indenture”), among the Company, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent (the “Trustee”) were satisfied in full and the discharge thereof was acknowledged by the Trustee.

The references in this Item 1.02 to the Indenture and the Collateral Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copy of the Indenture (which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on October 2, 2013) and the Collateral Agreement (which was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on October 2, 2013), both of which are incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA, INC.
(Registrant)

Dated: September 10, 2014	By:	/s/ Christopher V. Polimeni
Name: Christopher V. Polimeni
Title: Executive Vice President, Chief Financial Officer and Treasurer